UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2011

Cott Corporation

(Exact name of registrant as specified in its charter)

Canada	001-31410	98-0154711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6525 Viscount Road Mississauga, Ontario, Canada	L4V1H6

5519 West Idlewild Avenue Tampa, Florida, United States	33634
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 672-1900

(813) 313-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 4, 2011, Cott Corporation (the “Company”) issued a press release reporting financial results for the fiscal quarter ended April 2, 2011. A copy of the press release is furnished herewith under the Securities Exchange Act of 1934, as amended, as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 2.02 as if fully set forth herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareowners (the “Meeting”) of the Company was held on Tuesday, May 3, 2011. As at the record date of March 18, 2011, 94,750,120 common shares were outstanding and entitled to notice of and to vote at the Meeting.

Election of Directors

At the Meeting, shareowners approved the election of Mark Benadiba, George A. Burnett, Jerry Fowden, David T. Gibbons, Stephen H. Halperin, Betty Jane Hess, Gregory R. Monahan, Mario Pilozzi, Andrew Prozes, Eric S. Rosenfeld and Graham W. Savage to serve for the ensuing year and until their respective successors are elected.

	For	Against	Withhold	Broker non-votes

Mark Benadiba	65,135,482	—	3,503,683	7,182,405

George A. Burnett	56,595,105	—	12,044,060	7,182,405

Jerry Fowden	67,848,209	—	790,956	7,182,405

David T. Gibbons	64,040,234	—	4,598,932	7,182,404

Stephen H. Halperin	53,776,186	—	14,862,980	7,182,404

Betty Jane Hess	67,253,243	—	1,385,922	7,182,405

Gregory R. Monahan	57,884,095	—	10,755,070	7,182,405

Mario Pilozzi	67,283,237	—	1,355,928	7,182,405

Andrew Prozes	67,285,382	—	1,353,783	7,182,405

Eric S. Rosenfeld	68,535,322	—	103,843	7,182,405

Graham W. Savage	57,894,081	—	10,745,084	7,182,405

Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Certified Public Accounting Firm

At the Meeting, shareowners approved the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered certified public accounting firm for its 2011 fiscal year.

For	Against	Withhold	Broker non-votes

75,211,304	611,983	6,082	—

Advisory Vote on Executive Compensation

At the Meeting, shareowners approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including Compensation Discussion and Analysis, compensation tables and narrative discussion.

For	Against	Withhold	Broker non-votes

57,765,702	10,862,031	17,830	7,183,806

Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation

At the Meeting, shareowners determined, on an advisory basis, that the advisory vote on the executive compensation of the named executive officers of the Company should occur every one year.

One Year	Two Years	Three Years	Abstain	Broker non-votes

38,534,884	944,905	28,636,335	12,529	7,700,616

In accordance with the voting results on this advisory proposal, the Board of Directors of the Company has determined that the Company will hold an advisory vote on executive compensation annually.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Cott Corporation, dated May 4, 2011 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cott Corporation
(Registrant)

May 4, 2011

	By:	/s/ Marni Morgan Poe
Marni Morgan Poe
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Cott Corporation, dated May 4, 2011 (filed herewith).